Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

(23)                          Subsequent Events

On March 12, 2012 the Company granted share options to certain of its directors, officers, key employees and sales agents to purchase 96,645,000 ordinary shares of the Company, pursuant to the amended and restated 2007 Share Incentive Plan, at an exercise price of US$0.30 per ordinary share. These options will vest over a five-year period starting from May 31, 2012. As of the date of this announcement, outstanding and exercised stock options have reached 136,874,658, which is the maximum number of ordinary shares reserved for issuance under the 2007 Share Incentive Plan. The Company does not expect to adopt a new share incentive plan before 2014.